UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12
THE HIRTLE CALLAGHAN TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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To Shareholders of The Hirtle Callaghan Trust:
A Special Meeting of shareholders (“Special Meeting”) of The Small Capitalization Equity Portfolio of The Hirtle Callaghan Trust (“Trust”) will be held on August 15, 2008. At the Special Meeting, shareholders of the Trust will be asked to consider and vote upon an important matter relating to The Small Capitalization Equity Portfolio.
While you are welcome to join us at the Special Meeting, we anticipate that most shareholders will, by completing the proxy card enclosed with the Proxy Statement, instruct us to cast votes on their behalf. The proxy card may be completed by checking the appropriate box voting for or against the proposal described in the Proxy Statement. If a signed proxy card is returned, but no instructions are specified, your shares will be voted in accordance with the recommendations of the Board of Trustees of the Trust.
Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.
We encourage you to read the Proxy Statement thoroughly. To assist you in understanding the proposal described in the Proxy Statement, however, we have prepared a “question and answer” summary of those aspects of the proposal we believe are of most significance.1
As always, we thank you for your confidence and support.
Sincerely yours,
The Hirtle Callaghan Trust

[1]	The information provided in the “Q&A” is qualified in its entirety, by the information and disclosures contained in the accompanying Proxy Statement.

Question and Answer Summary
Q.	WHY IS A NEW PORTFOLIO MANAGEMENT AGREEMENT BEING PROPOSED FOR THE SMALL CAPITALIZATION EQUITY PORTFOLIO AT THIS TIME?
A.	Geewax, Terker & Co. (“the Partnership”) has served as a Specialist Manager of the Portfolio since April 1, 1998, and is responsible, along with Franklin Portfolio Associates LLC, Frontier Capital Management Company, LLC, IronBridge Capital Management LP, and Sterling Johnston Capital Management, LP, for making day-to-day investment decisions for the Portfolio. The Partnership provides portfolio management services to the Portfolio under the supervision of Hirtle Callaghan & Co., Inc. (“Hirtle Callaghan”) and the Trust’s Board of Trustees (the “Board”). The Partnership, which was organized under Pennsylvania law as a general partnership, was recently dissolved due to the retirement of Bruce E. Terker, one of two partners with ownership interests in the Partnership. Under Pennsylvania law, the withdrawal of one partner from a general partnership with two partners automatically dissolves the partnership. Subsequent to the withdrawal of Mr. Terker from the Partnership on June 30, 2008, a new entity organized as a Pennsylvania Limited Liability Company (hereinafter, “Geewax & Partners, LLC” or “Geewax”) resumed the former operations of the Partnership.

The dissolution of the Partnership has had a direct impact on the Partnership’s agreement with the Portfolio, which automatically terminated, as required by law, when the Partnership was dissolved. In order to ensure continuity in the management of the Small Capitalization Equity Portfolio, Hirtle Callaghan recommended, and the Board has considered and approved, a new portfolio management agreement (the “Proposed Agreement”) with Geewax. The Trust may enter into the Proposed Agreement only if it is approved by the shareholders of the Small Capitalization Equity Portfolio. In order to ensure that the provision of advisory services to the Portfolio is not disrupted pending shareholder action, the Trust entered into an interim advisory agreement (the “Interim Agreement”) with Geewax that was considered and approved by the Board. The Interim Agreement became effective upon dissolution of the Partnership on June 30, 2008. The Interim Agreement may remain in effect for no more than 150 days. If the Proposed Agreement is not approved by shareholders, the Board will meet to determine how best to preserve the interests of the Portfolio.

A copy of the Proposed Agreement accompanies this Proxy Statement as Exhibit A.
Q.	WHAT IMPACT, IF ANY, WOULD THE PROPOSED NEW AGREEMENT WITH GEEWAX HAVE ON THE PORTFOLIO MANAGEMENT SERVICES CURRENTLY BEING PROVIDED TO THE SMALL CAPITALIZATION EQUITY PORTFOLIO BY THE PARTNERSHIP?

A.	None. The same Portfolio Management Team that served the Portfolio under the former agreement with the Partnership, and which continues to serve the Portfolio under the Interim Agreement, will be responsible for making investment decisions for the Portfolio under the Proposed Agreement.

Information about Geewax and its Portfolio Management Team appears in the Proxy Statement at page 5.
Q.	WILL THE EXPENSES ASSOCIATED WITH MY INVESTMENT IN THE SMALL CAPITALIZATION EQUITY PORTFOLIO INCREASE IF THE PROPOSED AGREEMENT IS IMPLEMENTED?

A.	No. The terms and conditions of the Proposed Agreement, including the fee to which Geewax will be entitled, are in all material respects the same as those of the Interim Agreement and the former agreement. Tables illustrating the expenses associated with an investment in the Small Capitalization Equity Portfolio appear in this Proxy Statement at page 3. Additionally, Geewax has agreed to bear the expenses associated with holding the Special Meeting.
Q.	IF THE PROPOSED AGREEMENT IS APPROVED BY SHAREHOLDERS, WHEN WILL IT BECOME EFFECTIVE?

A.	If approved by the Portfolio’s shareholders, the Proposed Agreement will become effective as soon as reasonably practicable following the Special Meeting. If the Proposed Agreement is not approved by the Trust’s shareholders, the Interim Agreement will be in effect and the Trust’s Board of Trustees will meet to determine the best course of action for the Portfolio.
Q.	HOW DOES THE BOARD SUGGEST THAT I VOTE?
A. Both Hirtle Callaghan and the Board of Trustees recommend that you vote “For” the Proposed Agreement. A summary of matters considered by the Board in approving the Proposed Agreement appears in this Proxy Statement at page 2.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
of
THE SMALL CAPITALIZATION EQUITY PORTFOLIO
of
THE HIRTLE CALLAGHAN TRUST
to be held on August 15, 2008
TO THE SHAREHOLDERS:
A Special Meeting (“Special Meeting”) of shareholders of the Small Capitalization Equity Portfolio (“Portfolio”) of The Hirtle Callaghan Trust (“Trust”) will be held on August 15, 2008, at the Trust’s principal office, located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, at 10:00 a.m. for the following purposes:
1.	The approval of a new portfolio management agreement between Geewax & Partners, LLC and the Trust relating to the Portfolio;

2.	Such other matters as may properly come before the Special Meeting.
Shareholders of record of the Portfolio at the close of business on June 27, 2008 (“Record Date”) are entitled to notice of the Special Meeting and any adjournments thereof. If you attend the Special Meeting, you may vote your shares in person. If you do not expect to attend the Special Meeting, please fill in, date, sign and return the proxy in the enclosed envelope which requires no postage if mailed in the United States.
It is important that you return your signed proxy promptly so that a quorum may be assured.
BY ORDER OF THE BOARD OF TRUSTEES OF THE HIRTLE CALLAGHAN TRUST

PROXY STATEMENT
THE HIRTLE CALLAGHAN TRUST
Five Tower Bridge, 300 Barr Harbor Drive, Suite 500
West Conshohocken, PA 19428
PROXY STATEMENT
This Proxy Statement and the enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of The Hirtle Callaghan Trust (the “Trust”), with respect to The Small Capitalization Equity Portfolio (“Portfolio”). Proxies so solicited are intended for use at a special meeting of shareholders of the Portfolio or any adjournment of that meeting (the “Special Meeting”), to be held on August 15, 2008, at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428 at 10:00 a.m. The purpose of the Special Meeting is to consider the approval of portfolio management arrangements for the Portfolio. Further information about this matter (the “Proposal”) is set forth in the Notice of Meeting accompanying this Proxy Statement and more fully described below. It is anticipated that this Proxy Statement and accompanying proxy card will first be mailed to shareholders on or about July 14, 2008. Persons who were shareholders of record of the Portfolio on June 27, 2008 (“Record Date”) are entitled to vote at the Special Meeting. Shareholders of the Portfolio will be entitled to one (1) vote for each full share held and a proportionate fractional vote for each fractional share held. As of the Record Date, there were outstanding [#] voting shares (“Record Date Shares”) of the Portfolio.
Quorum; Vote Required to Approve Proposal. The presence of the holders of 40% of the Record Date Shares, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting. Approval of the Proposal requires the approval of the holders of a “majority of the outstanding voting securities” of the Portfolio. Under the Investment Company Act of 1940, as amended (“Investment Company Act”), this term means the lesser of (i) 67% of the Record Date Shares represented at a meeting at which more than 50% of such shares are present in person or represented by proxy, or (ii) more than 50% of the Record Date Shares. Persons and groups known by management to beneficially own 5% or more of the Record Date Shares of the Portfolio are listed in this Proxy Statement under the heading “Other Matters.”
If the accompanying proxy is executed properly and returned, shares represented by such proxy will be voted at the Special Meeting in accordance with the instructions on the proxy. If a signed proxy card is returned, but no instructions are specified, shares will be voted “FOR” approval of the Proposal. Costs associated with the solicitation of proxies will be borne by Geewax & Partners, LLC (“Geewax”). Officers of Hirtle Callaghan and Co., Inc. (“Hirtle Callaghan”) may assist in the solicitation, without separate compensation. If the votes required to approve the Proposal are not received, the persons named as proxies on the accompanying proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. When voting on any proposed adjournment, the persons named as proxies will vote those shares to which the proxy relates in favor of the proposed adjournment unless directed otherwise by the holder of such shares. A shareholder can revoke a proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated proxy to the Trust.
Copies of the Trust’s most recent Annual and Semi-Annual Reports to Shareholders, dated June 30, 2007 and December 31, 2007, respectively, have been previously delivered to shareholders of the Trust. Shareholders of the Trust may obtain additional copies of such reports without charge by writing to the Trust at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428 or by calling toll free 1-800-242-9596.

PROPOSAL:
Approval of a New Portfolio Management Agreement between Geewax & Partners, LLC (“Geewax”) and the Trust Relating to the Small Capitalization Equity Portfolio (the “Portfolio”)
Introduction and Summary.
The Portfolio is a separate investment portfolio of The Hirtle Callaghan Trust (the “Trust”). The Trust is designed primarily to serve as a vehicle through which Hirtle Callaghan & Co., Inc. (“Hirtle Callaghan”) implements certain asset allocation strategies on behalf of its investment advisory clients; shares of the Trust are generally available only to such clients. The Board of Trustees (“Board”) is responsible for the overall supervision and management of the business and affairs of the Trust, including the selection and general supervision of those investment advisory organizations that provide portfolio management services to the Trust’s several portfolios. In carrying out its responsibilities, and in particular, in monitoring and evaluating the services provided by such organizations, the Board is assisted by Hirtle Callaghan. Hirtle Callaghan’s services to the Trust are currently provided pursuant to the terms of a separate agreement with the Trust. Please refer to more detailed information about Hirtle Callaghan later in this Proxy Statement under the heading “Management of the Trust.”
Geewax, Terker & Company (the “Partnership”) has served as a Specialist Manager of the Portfolio since April 1, 1998, and the Partnership is currently responsible, along with Franklin Portfolio Associates LLC, Frontier Capital Management Company, LLC, IronBridge Capital Management LP, and Sterling Johnston Capital Management, LP, for making day-to-day investment decisions for the Portfolio. These portfolio management services are provided under the supervision of Hirtle Callaghan and the Board.
Due to the fact that the Partnership was dissolved on June 30, 2008, the existing portfolio management agreement between the Partnership and the Portfolio (the “Prior Agreement”) automatically terminated, as required by law, on that date. In order to ensure continuity in the management of the Portfolio, Hirtle Callaghan recommended and the Board has considered and approved, subject to shareholder approval, a new proposed portfolio management agreement (the “Proposed Agreement”) with Geewax & Partners, LLC (“Geewax”), a new entity which has resumed the former operations of the Partnership. The individuals who provide portfolio management services to the Portfolio (“Portfolio Management Team”) have not changed as a result of the dissolution of the Partnership.
The Special Meeting is being held to obtain the approval of the Trust’s shareholders for the Proposed Agreement. In order to ensure that the provision of services to the Portfolio is not disrupted while shareholder action is pending, the Trust has entered into an interim advisory agreement with Geewax (the “Interim Agreement”),2 which became effective upon the dissolution of the Partnership.
Information about Geewax appears in the Proxy Statement under the heading “Information about Geewax.” A copy of the Proposed Agreement appears as Exhibit A to this Proxy Statement. The Board’s deliberations with respect to the Proposed Agreement are summarized below under the heading “Factors Considered by the Board.”
THE BOARD OF TRUSTEES RECOMMENDS SHAREHOLDERS
OF THE PORTFOLIO VOTE “FOR” THE PROPOSAL.
Factors Considered by the Board.
As indicated above, the Board, including a majority of those trustees (“Independent Trustees”) who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act, has considered and approved the Interim Agreement and, subject to the approval of the shareholders of the Portfolio, the Proposed Agreement. In connection with the Board’s deliberations, the Board requested and received detailed information from Geewax about its business and operations. The Board was also informed with respect to the performance achieved for the Portfolio by the Portfolio Management Team. During the course of the Board’s deliberations, the Independent Trustees were represented by independent counsel.
In summary, the Board concluded that implementation of the Interim Agreement and the Proposed Agreement would be in the best interests of the Trust and its shareholders, as well as consistent with the expectations of the shareholders of the Portfolio. The Board gave substantial weight to the fact that implementation of the Interim Agreement and Proposed Agreement would ensure the continued services of the Portfolio Management Team, that the terms and conditions of the Interim Agreement and the Proposed Agreement are

[2]	The terms and conditions of the Interim Agreement, which may remain in effect for no more then 150 days, are identical to those of the Current Agreement except that fees earned by Geewax under its terms must be held in escrow, pursuant to Rule 15a-4 of the Investment Company Act, pending shareholder action on the Proposed Agreement. Further information about the Interim Agreement appears under “Other Matters” in this proxy statement.

substantially the same as those of the Prior Agreement, and that the rate at which Geewax would be compensated under both the Interim Agreement and the Proposed Agreement would not be different from the rate at which the Partnership had been compensated under the Prior Agreement.
In accordance with regulations promulgated by the Securities and Exchange Commission, the following reviews the extent to which the Board considered certain specific factors in approving the Interim Agreement and the Proposed Agreement, and the Board’s conclusions with respect to these agreements.
The Board considered the nature and quality (including performance) of the services expected to be provided by Geewax. In connection with this matter, the Board had before it information with respect to Geewax’s commitment to supporting the Portfolio Management Team, including compliance programs and back office systems, as well as information with respect to the performance achieved for the Portfolio in the past by the Portfolio Management Team. The Board also considered a range of information of the type it had considered in connection with its last approval of the continuation of the Prior Agreement, particularly with respect to the experience and professional background of the Portfolio Management Team. The Board concluded that the performance of the Portfolio has been satisfactory and approval of the Interim Agreement and the Proposed Agreement was merited. In reaching its conclusion to approve the Interim Agreement and, subject to the approval of shareholders, the Proposed Agreement, the Board did not rely upon any single factor, but gave substantial weight to the fact that approval of the Interim Agreement and the Proposed Agreement would ensure the continued services of the Portfolio Management Team following the dissolution of the Partnership. The Board also gave substantial weight to Hirtle Callaghan’s recommendations and its view with respect to the ability of the Portfolio Management Team and Geewax to achieve the investment objectives of the Portfolio.
The Board also determined that the rate at which Geewax would be compensated for its services under the Interim Agreement and the Proposed Agreement is reasonable. The Board considered, among other relevant factors, comparative fee information, including information regarding both peer group fees and fees charged by Geewax to its other clients, as well as information regarding costs incurred by Geewax and profitability as it related to services rendered to the Trust. The Board did not, however, specifically rely upon this information. The Board also gave substantial weight to the fact that implementation of the Interim Agreement and the Proposed Agreement would not increase the Portfolio’s expenses, and to the view of Hirtle Callaghan with respect to the advisability of continuing the engagement of Geewax to serve as one of the Specialist Managers serving the Portfolio. The Board noted that Geewax’s compensation was arrived upon as a result of arms-length negotiations conducted by the officers of the Trust and Hirtle Callaghan.
Pro Forma Expense Impact.
The table and example shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of the Portfolio. Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectus for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.
The following table provides data concerning the Portfolio’s management fees and expenses as a percentage of average net assets for the period ended June 30, 2007, as well as expenses that would be incurred if the Proposed Agreement had been in effect during the Portfolio’s fiscal year ended June 30, 2007. The net assets of the Portfolio as of June 30, 2007 were $694,028,602.

	Under Prior Agreement	Under Proposed Agreement

Management Fees*	0.62%	0.62%

Other Expenses	0.08%	0.08%

Acquired Fund Fees and Expenses	0.01%	0.01%

Total Portfolio Operating Expenses	0.71%	0.71%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to Hirtle Callaghan. The Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Mangers may vary, the figures shown assume the projected initial allocation of assets of 19% Geewax, 15% Franklin Portfolio Associates LLC, 26% Frontier Capital Management Company, LLC, 23% IronBridge Capital Management LP, and 17% Sterling Johnston Capital Management, LP.

Example. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Under Prior Agreement	Under Proposed Agreement

1 year	$73	$73

3 years	$228	$228

5 years	$399	$399

10 years	$893	$893
Comparison of the Current and Proposed Agreements. With the exception of the effective date of the Proposed Agreement, the terms and conditions of the Prior Agreement and the Proposed Agreement, including the advisory fee to be paid by the Portfolio, are substantively the same. Each requires the named service provider to: (i) provide a continuous investment program for that portion of the Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the Investment Company Act. The Proposed Agreement and the Prior Agreement each also provide: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the Investment Company Act.
With respect to the duration and termination provisions, the Proposed Agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective. The Proposed Agreement will remain in effect thereafter from year to year for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees. Pursuant to notice by the Trust, the Interim Agreement will terminate immediately upon the effectiveness of the Proposed Agreement.
If the Proposal is approved, the Proposed Agreement will become effective as soon as practicable following the Special Meeting. In the event that the Proposed Agreement is not approved by the Portfolio’s shareholders, the Interim Agreement will be in effect and the Trust’s Board will meet to determine the best course of action for the Portfolio.
Management of the Trust
Information about Hirtle Callaghan. Pursuant to a written agreement with the Trust (“Hirtle Callaghan Agreement”), Hirtle Callaghan continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust. The Hirtle Callaghan Agreement provides that Hirtle Callaghan will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. For its services under the Hirtle Callaghan Agreement, Hirtle Callaghan is entitled to receive an annual fee of .05% of each Portfolio’s average net assets. For the fiscal year ended June 30, 2007, Hirtle Callaghan received advisory fees from the Portfolio in the amount of $314,739.
Hirtle Callaghan’s principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428. Hirtle Callaghan was organized in 1988. A registered investment adviser under the Investment Advisers Act, Hirtle Callaghan had, as of December 31, 2007, approximately $15 billion in assets under management. Hirtle Callaghan is controlled by Jonathan Hirtle. Robert J. Zion, a principal of Hirtle Callaghan, serves on the Trust’s Board and also serves as Vice President and Treasurer of the Trust. The Hirtle Callaghan Agreement was first approved by the Trust’s initial shareholder on July 21, 1995, and was last approved by the Trust’s Board (including a majority of the Trust’s Independent Trustees) at a meeting of the Board held on March 11, 2008.
During the third quarter of 2008 it is expected that Hirtle Callaghan & Co., Inc., which has served as the Trust’s investment adviser since the Trust’s inception, will: (i) change its name to Hirtle Callaghan & Co. Holdings, Inc.; (ii) organize a limited liability company (“LLC”) under the laws of the Commonwealth of Pennsylvania and serve as that LLC’s sole member; and (iii) transfer substantially all of its assets and liabilities to the LLC. The LLC will then continue the business of providing investment advisory services to the Trust and all other clients of the firm under the name “Hirtle Callaghan, Ltd.” These transactions are being undertaken to provide the Hirtle Callaghan organization with a more flexible organizational scheme, and will not result in any substantive change in the nature or quality of the services provided to clients or the Trust, or the personnel who deliver these services. Transition of those advisory agreements pursuant to which these services are provided to the new subsidiary company will occur following the effective date of its registration as an investment adviser and in accordance with the approval of the Trust’s Board of Trustees and, in the case of private agreements, as deemed appropriate by Hirtle Callaghan. This transition is expected to be completed during August, 2008.
Administration and Related Services. Citi Fund Services Ohio, Inc. and certain of its affiliated companies (collectively, “Citi”) currently provide administration, transfer agency and accounting services to the Trust pursuant to the terms of separate agreements between Citi and the Trust. Citi is located at 3435 Stelzer Road, Columbus, Ohio 43219.
Distribution Services. Foreside Fund Services LLC (“Foreside”) is the Trust’s principal underwriter. Because shares of the Trust’s Portfolios are available only to clients of Hirtle Callaghan and financial intermediaries that have established a relationship with Hirtle Callaghan, the services provided by Foreside are limited. Foreside will receive an annual fee of $15,000 for performing the services listed under its agreement. The offices of the principal underwriter are located at Two Portland Square, Portland, ME 04101.
Information about Geewax. For its services to the Portfolio, Geewax will receive an annual fee of 0.30% based on the average daily net asset value of that portion of the Portfolio allocated to it. John J. Geewax will be primarily responsible, with the assistance of Joepaul Puthenangadi, for the day-to-day management of that portion of the Portfolio’s assets allocated to Geewax. John J. Geewax serves as Geewax’s Chief Investment Officer; he co-founded the Partnership in 1982, and founded Geewax in 2008. Joepaul Puthenangadi is Geewax’s Director of Quantitative Research. He joined the Partnership as Director of Quantitative Research in 1998 and continues to serve Geewax in the same capacity.
Geewax is wholly owned by John J. Geewax. Mr. Geewax also serves as the principal executive officer of Geewax. For the fiscal year ended June 30, 2007, the Partnership received advisory fees of $364,459 from the Portfolio. If the Proposed Agreement had been in effect for this period, the Partnership would have been paid $364,459. It is anticipated that in the third quarter of 2008, Geewax will begin managing the Institutional Small Capitalization Equity Portfolio, which will have the same investment objectives as the Portfolio. The compensation paid to Geewax for managing its allocated portion of the Institutional Small Capitalization Equity Portfolio will be the same as for the Portfolio.
Other Matters
General Matters Under Delaware Law. As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.
Holders of 5% of Shares on Record Date. The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of the Portfolio as of the Record Date. Hirtle Callaghan may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s portfolios, with respect to which shares Hirtle Callaghan disclaims beneficial ownership.
The trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of the Portfolio.
Abstentions and Broker Non-Votes. A properly executed and returned proxy marked with an abstention will be considered present at the Special Meeting of shareholders for the purpose of determining the existence of a quorum. If any proxy received by the Trust that withholds authority to vote represents a “broker non-vote,” shares represented by such proxy will not be counted for purposes of determining whether or not a quorum is present at the Special Meeting of shareholders and will not be deemed “votes cast” with respect to any matter with respect to which authority to vote is withheld. Abstentions and broker non-votes will thus not constitute a vote “for” or “against” any matter, but will have the same effect as a negative vote with respect to matters that require the approval of a requisite percentage of the outstanding shares of the Portfolio. As used in this Proxy Statement, “broker non-vote” means a proxy, executed by a broker or other nominee, indicating that the nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.
Interim Agreement. Under the terms of the Interim Agreement, Geewax continues to provide services to the Trust on the same terms and conditions as it did under the Prior Agreement, except that as required by Rule 15a-4 under the Investment Company Act, the compensation earned by Geewax under the contract is being held in an interest bearing escrow account. If a majority of the Trust’s outstanding voting securities approve the Proposed Agreement, then the amount in the escrow account (including any interest earned) will be paid to Geewax. If a majority of the Trust’s outstanding voting securities do not approve the Proposed Agreement, then Geewax will be paid, out of the escrow account, the lesser of (i) any costs incurred in performing the Interim Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned). Any remaining amounts in the escrow account will be returned to the Trust.
By Order of the Board of Trustees

EXHIBIT A
PORTFOLIO MANAGEMENT AGREEMENT
For The Small Capitalization Equity Portfolio
AGREEMENT made this ___ day of ________, 2008, between Geewax & Partners, LLC, a limited liability company organized under the laws of Pennsylvania (“Portfolio Manager”), and The Hirtle Callaghan Trust, a Delaware statutory trust (“Trust”).
WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and
WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of the assets of The Small Capitalization Equity Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;
NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:
1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.
2. Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or Hirtle Callaghan & Co., Inc., the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.
(b) Subject to the general supervision of the Trust’s Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:
     (i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;
     (ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;
     (iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and
     (iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.
3. Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.
4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly in arrears at the annual rate of 0.30% of the average daily net assets of the Account.
5. Limitation of Liability and Indemnification. (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.
(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.
(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.
(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not inducing retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.
(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.
(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Account as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.
6. Permissible Interest. Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.
7. Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.
This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.
8. Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.
It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., Inc. (“HCCI”)), and any derivative of either, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Geewax Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.
It is acknowledged and agreed that the name “Geewax & Partners, LLC” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name (“Geewax Marks”), are valuable property of the Portfolio Manager and that the use of the Geewax Marks by the Trust or its agents is permitted only so long as this Agreement is in place.
The provisions of this Section 8 shall survive termination of this Agreement.
9. Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:
(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.
(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.
10. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.
11. Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:
If to the Trust:

The Hirtle Callaghan Trust
Five Tower Bridge, 300 Barr Harbor Drive, Suite 300
West Conshohocken, PA 19428
If to Portfolio Manager:

Geewax & Partners, LLC
414 Old Baltimore Pike
P.O. Box 2700
Chadds Ford, PA 19317
12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.
The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.
Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Geewax & Partners, LLC
By:

ATTEST:	The Hirtle Callaghan Trust (on behalf of The Small Capitalization Equity Portfolio)
By:

THE HIRTLE CALLAGHAN TRUST
(the “Trust”)
The Small Capitalization Equity Portfolio
Proxy for a Special Meeting of Shareholders
August 15, 2008
PLEASE VOTE THIS PROXY CARD TODAY
Your prompt response will save your fund the expense of additional mailings
RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE
EVERY SHAREHOLDER’S VOTE IS IMPORTANT

To Vote by Internet	To Vote by Telephone	To Vote by Mail

1) Read the Proxy Statement and have Voting Instruction Form at hand. 2) Go to www.proxyweb.com 3) Follow the on-line instructions.	1) Read the Proxy Statement and have Voting Instruction Form at hand. 2) Call toll-free 1-888-221-0697 3) Follow the recorded instructions	1) Read the Proxy Statement. 2) Check the appropriate boxes on reverse. 3) Sign, date and return the Proxy Card in the enclosed envelope provided.

The undersigned hereby constitutes and appoints Donald E. Callaghan and Robert J. Zion, or any of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the Special Meeting of Shareholders of The Small Capitalization Equity Portfolio (the “Portfolio”), a series of shares offered by the Trust, to be held at the Trust’s principal office, located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, Pennsylvania 19428, on the 15th day of August, 2008 at 10:00 a.m. Eastern time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.
The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.
The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement dated August 15, 2008.
This proxy will be voted as specified below with respect to the action to be taken on the following proposals:
1.	The approval of a new portfolio management agreement between Geewax & Partners, LLC and the Trust relating to the Portfolio;

FOR AGAINST ABSTAIN
To transact such other business as may properly come before the Special Meeting. Management knows of no other such business.
PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE “FOR” EACH PROPOSAL.

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BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON PROPOSALS NO. 1, AND NO. 2, AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE “FOR” PROPOSALS NO. 1, AND NO. 2, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

SIGNATURE	SIGNATURE (JOINT OWNER)	DATE
PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.
PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS.
THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST’S BOARD OF TRUSTEES, WHICH
UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL

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